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                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 Date of Report:  July 17, 1998
         Date of Earliest Event Reported:  July 13, 1998


             TELE-COMMUNICATIONS INTERNATIONAL, INC.
     ----------------------------------------------------------
     (Exact name of Registrants as specified in their charters)


                        State of Delaware
           ------------------------------------------
         (State or other jurisdiction of incorporation)


             0-26264                        84-1289408
    ------------------------   ---------------------------------------
    (Commission File Number)   (I.R.S. Employer Identification Number)


              5619 DTC Parkway
             Englewood, Colorado                     80111
    ----------------------------------------       ----------
    (Address of principal executive offices)       (Zip Code)


 Registrants' telephone number, including area code:  (303) 267-5500

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Item 5.   Other Events.
-------   -------------

On July 13, 1998, the Company announced that they had received a proposal from Liberty Media Group, the programming unit of Tele-Communications, Inc. ("TCI"), for the acquisition by Liberty Media Group of all of the shares of common stock of the Company not owned by TCI Ventures Group, the technology investment unit of TCI. No assurance can be given that such transaction will be consummated. A copy of the proposal is included herein as
Exhibit 99.1 and a copy of the press release of the Company with respect to such proposal is included as Exhibit 99.2. Such documents are incorporated by reference into this Item 5, and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits
     --------

     99.1 Form of proposal letter dated July 10, 1998 from Liberty Media Group.

     99.2 Company press release dated July 13, 1998.

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                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     July 17, 1998



                         TELE-COMMUNICATIONS INTERNATIONAL, INC.
                         (Registrant)



                              By: /s/ Graham Hollis
                                  --------------------------------------
                                  Graham Hollis
                                    Executive Vice President and
                                      Chief Financial Officer
                                        (Principal Financial Officer)